SUPPLEMENT DATED DECEMBER 2, 2010
TO PROSPECTUS and STATEMENT OF ADDITIONAL INFORAMTION
DATED MAY 1, 2010
WRL FORLIFE
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

WRL ForLife is closed to new sales effective immediately.  Applications dated after December 1, 2010 will not be accepted.   The closing does not impact current policyowners.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2010 PROSPECTUS &
STATEMENT OF ADDITIONAL INFORMATION